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                                                                   EXHIBIT 23.2

                         CONSENT OF ERNST & YOUNG LLP

  We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our report dated March 26, 1996, in Amendment No. 1 to the Registration Statement (Form S-3 No. 333-03991) and related Prospectus of The Finish Line, Inc. for the registration of 2,990,000 shares of its Class A Common Stock.

                                          /s/ Ernst & Young LLP

Fort Wayne, Indiana

June 11, 1996